UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22862

SEI Insurance Products Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

c/o CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1.	Reports to Stockholders.

December 31, 2016

ANNUAL REPORT

SEI Insurance Products Trust

•	VP Defensive Strategy Fund

•	VP Conservative Strategy Fund

•	VP Moderate Strategy Fund

•	VP Market Plus Strategy Fund

•	VP Balanced Strategy Fund

•	VP Market Growth Strategy Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

December 31, 2016 (Unaudited)

To Our Shareholders

Looking back, the expectations we shared for 2016 largely came to pass. The pace of interest-rate increases by the Federal Reserve (Fed) followed the market’s more modest expectations rather than those projected by Federal Open Market Committee members at the end of 2015. The European Central Bank’s (ECB) commitment to stimulus efforts entrenched euro weakness relative to the U.S. dollar; the same can be said for the Bank of Japan (BOJ) and the yen. China continued to guide its currency lower, as it has since 2015. The global oil supply-demand imbalance persisted throughout the year; although the Organization of Petroleum Exporting Countries’ (OPEC) agreement to curb production bolstered markets, which could help achieve equilibrium in 2017.

Geopolitical Events

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping regional interests of extremist groups, nationalist fighters and state actors. Syrian government forces appeared to consolidate gains in and around Aleppo late in the period, with assistance from Russia, while Iraqi forces, supported by U.S. military resources, began to make notable progress in reversing Islamic State gains. However, incidences of terrorism appeared to increase in Africa, Asia, Europe, the Middle East and North America. While the conflict that originated in Syria and Iraq seemed to have influenced destabilizing events elsewhere around the globe, and taken a terrible human toll, it has not had a significant impact on global markets or the economy at this point.

It will be interesting, however, to see the ultimate effects of the ensuing Syrian migrant crisis on the European Union (EU). Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote in late June. U.K. Prime Minister David Cameron tendered his resignation as a result, and Theresa May was appointed to the office with a mandate to enact a formal withdrawal from the EU. Immigration-driven uncertainty also took center stage in the months leading up to the U.S. presidential election, which Donald Trump ultimately won in November with a tough stance on immigration.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which began to moderate in 2016, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the period, as food shortages and a breakdown of the rule of law appeared to worsen, despite an eventual rebound in the price of oil. Brazil’s prospects also paled, then recovered partially, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders — culminating in the impeachment of President Dilma Rousseff. The OPEC reached an agreement in late-2016 with the cooperation of non-OPEC producers to enact production cuts in pursuit of a balanced market.

Economic Performance

U.S. economic growth slowed at the beginning of 2016, accelerated during the second quarter, then jumped sharply in the third quarter. The labor market continued to improve throughout the year: the unemployment rate fell, finishing the period at 4.7%, while the labor-force participation rate ended where it began at 62.7%. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in mid-December 2016, its second such move since 2006, and projected three rate increases during 2017.

Europe’s economic expansion modestly continued in 2016, starting with an uptick during the first quarter, then two quarters of low growth, followed by acceleration in the fourth quarter. In the spring, the ECB announced a deeper foray into negative-rate territory and additional asset-purchase commitments; in the fall, it announced an extended asset-purchase deadline, albeit on a reduced scale. Despite concerns about the approaching U.K. Brexit vote in late June 2016, second-quarter U.K. economic growth was the highest in a year. Much of the country’s economic data showed worsening conditions in the immediate aftermath of the vote, followed by a recovery. Sterling plunged immediately following the vote, and then again at the beginning of the fourth quarter. The Bank of England delivered a rate cut coupled with asset-purchase and term-funding programs at its early-August meeting.

In the Asia-Pacific region, Japan started 2016 having recovered from economic contraction during the fourth quarter of 2015. Growth slowed over the course of the second and third quarters of 2016. The yen strengthened relative to the U.S. dollar from December 2015 through the third quarter of 2016, before weakening sharply in the aftermath

SEI Insurance Products Trust / Annual Report / December 31, 2016	1

LETTER TO SHAREHOLDERS (Continued)

December 31, 2016 (Unaudited)

of the U.S. presidential election. The BOJ adopted a negative benchmark interest rate in early 2016 and expanded its asset-purchase program, and then announced a new policy endeavor later in the year: keeping the 10-year Japanese government bond yield at 0%, with a commitment to alter its bond-buying pace as needed to meet this goal. The BOJ also expressed its intention to not only achieve, but temporarily exceed, its current target inflation level of 2% in order to increase inflation expectations. Additionally, the Japanese government under Prime Minister Shinzo Abe introduced a sizeable fiscal reform proposal focused on government spending. China’s economic growth mostly held firm during the period; while the pace of growth was below that of recent years, it remained considerably higher than most other economies. The People’s Bank of China loosened its monetary-policy stance, reducing bank-reserve requirements during the reporting period. The Chinese government’s decision to peg its currency (the renminbi) to a basket of currencies instead of just the U.S. dollar in late-2015 had significant global repercussions — especially given its implications for a potential rebalancing of global trade and uncertainty about potential future currency adjustments. The renminbi was added to the International Monetary Fund’s special drawing rights currency basket during the fall of 2016.

Market Developments

Financial markets ended 2016 on a much more positive note than where they began. The first six weeks of the year greeted investors with steep declines in risk markets, triggered by the continued collapse of oil prices and growing pains in China’s stock market. The tumble was followed by a sharp rebound — particularly among high-yield bonds and energy-related assets — that was temporarily interrupted in late June by the U.K. Brexit vote. The rally continued shortly thereafter, albeit in narrower fashion: technology stocks and emerging markets led the way, as U.S. Treasury yields began to rise. The rally resumed in earnest after the U.S. presidential election, with a fresh emphasis on the laggards of recent years (small companies, value-oriented stocks and financials) at the expense of emerging markets.

Global markets witnessed a significant regime change in 2016, as increases made to the U.S. federal funds rate are expected to launch a cycle of rising interest rates. Investors were also confronted by significant market rotations during the year, starting with a preference for safe-haven and defensive assets, then increasingly in favor of cyclically sensitive segments.

Equity market leadership, both in the U.S. and globally, progressed from defensive low-volatility sectors to growth-oriented sectors, then to financials and commodity-linked sectors. The latter group’s rally from years of depressed levels (thanks to regulatory impediments and energy-price weakness, respectively) provided a boost to value stocks, propelling the Russell 1000 Value Index to 17.34% for the year, while the Russell 1000 Growth Index returned 7.08%.

The preference for cyclicals also boosted small-cap stocks, which have lagged large caps over the last several years. U.S. small caps (Russell 2000 Index) outpaced large caps (Russell 1000 Index), delivering 21.31% and 12.05%, respectively.

Fixed-income leadership also changed hands throughout the year. Sovereign bonds were favored during the early-2016 flight to quality. Local-currency-denominated emerging-market debt was the immediate beneficiary of the rebound, but then retreated partially in the aftermath of the U.S. election. High-yield bonds began a steep recovery in early 2016 that would last the rest of the year.

Looking back on market performance for the full year, the MSCI All-Country World Index, a proxy for global equities, rose 7.86% in U.S. dollar terms. U.S. markets performed significantly better, as the S&P 500 Index returned 11.96%.

Broad European equity returns were slightly negative in U.S. dollar terms, with the MSCI Europe Index closing down 0.40% as the U.S. dollar appreciated by approximately 3% against the euro. European small caps, represented by the MSCI Europe Small Cap Index, fell 2.07%. Emerging-market equities performed in line with U.S. equities, held back by U.S. dollar strength. The MSCI Emerging Markets Index advanced by 11.19%.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, increased 2.09% in U.S. dollar terms. The high-yield market led from a comfortable distance, with the BofA Merrill Lynch US High Yield Constrained Index delivering 17.49%. Emerging-market debt also had strong results.

2	SEI Insurance Products Trust / Annual Report / December 31, 2016

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays Investment Grade US Corporate Index returned 6.11%. U.S. Treasurys, mortgage-backed and asset-backed securities delivered lower returns in 2016, yet each remained positive despite facing headwinds late in the year amid rising interest-rate expectations.

Resurgent inflation expectations gave a boost to inflation-sensitive assets, such as commodities and Treasury inflation-protected securities. The RJ/CRB Total Return Index (which represents the broad commodity market) delivered 9.65%, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) returned 4.01%.

Our View

We expect prevailing market sentiment to remain attuned to developments in the political-economic sphere. Investors interpreted the U.S. presidential election outcome as a boost to economic growth and inflation, which we believe seems generally correct. Within the next few months, we anticipate a variety of bills, executive actions and departmental decisions set forth by the Trump administration that seek to foster bank lending, new-business formation and investment. These developments should bode well for U.S. equity markets, particularly mid- and small-cap companies — which are more likely to be impacted by tax and trade changes than large, multi-national companies.

Nonetheless, there are still more questions than answers regarding the details of U.S. policies, timelines, implementations and impact. Likewise, there are a number of upcoming elections in Europe that, in conjunction with Brexit proceedings, will likely alter the landscape. Investors should be prepared for a more volatile ride as 2017 unfolds.

We continue to expect equities to outperform fixed income in the year ahead. Although equity valuations are elevated in the U.S. versus Europe, Japan and many emerging markets, we still have confidence that U.S. company earnings will grow robustly on a per-share basis — as expected economic growth, tax reform and cash repatriation, and a sharp turnaround in energy-sector profitability should push earnings growth higher.

Economic growth has been better than expected in Europe despite political angst. While this expansion simply may reflect easing of concerns that immediately followed the Brexit vote, it has been reinforced by the renewed weakness in the euro against the dollar.

Bond yields have risen in the aftermath of Trump’s election victory, reflecting a pronounced rise in inflation expectations. If real gross domestic product growth is constrained as the economy approaches full employment, inflation could rise above 2%.

While equity markets have celebrated the change in political direction, the Trump administration is not without problematic policies, particularly its focus on trade protection. The biggest impediment to a favorable investment environment, however, involves the changing trading relationship between China and the U.S. — the two most important economies in the world.

The typical market fluctuations that come with a new administration could present attractive buying opportunities. Our portfolio managers will continue to closely monitor these developments in an effort to anticipate the effects and the opportunities they may present.

Within the stability-focused SIPT Funds (Defensive, Conservative and Moderate), we expanded a short position in the euro and long position in the U.S. dollar in early 2016 on the premise of continued central-bank policy divergence. We also moved to overweight riskier assets during 2016 amid bouts of overdone risk aversion; this theme was implemented in two distinct forms: first (from March to July) via an underweight to the SIMT U.S. Fixed Income Fund and an overweight to the SIMT U.S. Large Cap Fund, then (from July until December) via an underweight to the SDIT Short-Duration Government Fund and an overweight to the SIMT High Yield Bond Fund.

Within the growth-focused SIPT Funds (Balanced, Market Growth and Market Plus), the SIMT Dynamic Asset Allocation Fund (which was added during the preceding reporting period) contributed in 2016, benefitting from similar positioning as the stability-focused funds.

Additionally, we updated the strategic asset allocations of all SIPT Funds in the fourth quarter of 2016 as a result of our ongoing research related to asset-class risk and return characteristics. Our changes were intended to improve the overall balance of risk exposures within each Fund and targeted several distinct themes: a reallocation of non-

SEI Insurance Products Trust / Annual Report / December 31, 2016	3

LETTER TO SHAREHOLDERS (Concluded)

December 31, 2016 (Unaudited)

investment-grade fixed-income exposures, resulting in decreased weightings in favor of more-diversified market segments; a broadened emphasis on inflation management; and a reduction in equity home-country bias.

On behalf of SEI Investments, I thank you for your continued confidence. We are working every day to maintain that confidence, and look forward to serving your investment needs in the future.

Sincerely,

Jim Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

4	SEI Insurance Products Trust / Annual Report / December 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Defensive Strategy Fund

I. Objective

The SIPT VP Defensive Strategy Fund (the “Defensive Strategy Fund”) seeks to manage risk of loss while providing current income and opportunity for limited capital appreciation.

II. Investment Approach

The Defensive Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Defensive Strategy Fund’s assets in a way that it believes will achieve the Defensive Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Defensive Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2016, the Defensive Strategy Fund’s Class III shares returned 2.10%. The Defensive Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%.

IV. Fund Attribution

All underlying Funds produced positive returns after recovering from a rough start to 2016 caused by concerns over China and the global energy sector. Risky assets gained an additional tailwind following the surprise election of Donald Trump on hopes for business-friendly policy measures.

The SIMT High Yield Bond and Multi-Asset Income Funds were the largest contributors. As addressed in the shareholder letter, high yield was up substantially; a massive recovery in the energy sector led the rally, thanks to oil prices finding a bottom early in the year and drifting higher over the rest of the year.

Despite a difficult year for some income-oriented assets, the SIMT Multi-Asset Income Fund performed well thanks to an underweight to duration (a measure of price sensitivity to interest-rate changes), allocations to floating-rate assets like collateralized-loan obligations, asset-backed securities and bank loans, a small exposure to high yield, and tactical positioning in emerging-market debt.

The SDIT Short-Duration Government Fund contributed. Its modest returns were a result of the low level of interest rates globally, but a large allocation to it, given the defensive nature of the Defensive Strategy Fund, helped.

The SIMT U.S. and Global Managed Volatility Funds both contributed. Lower volatility or stability stocks underperformed riskier and more cyclical areas of the stock market, but still performed well.

The SIMT Multi-Asset Capital Stability Fund struggled in the fourth quarter due to its duration and investment-grade fixed-income exposures, but still produced positive returns for the full year, thanks in part to exposures to credit and equity.

The SIMT Multi-Asset Inflation Fund contributed due to a rally in commodities during 2016. The SIMT Real Return and U.S. Fixed Income Funds contributed the least. Despite a rough second half of the year for fixed income, both Funds managed to produce positive returns for the full year.

Our tactical tilts all contributed to performance during the year. We initiated a short position in the euro and long position in the U.S. dollar in August 2015, implemented via currency forwards, based on our expectation that central-bank policies will continue to diverge between the two currency areas, as well as unresolved financial and political risks in the euro area; the position was expanded in early 2016 and maintained through the end of the year.

Our view that risk aversion was overdone in early-and mid-2016 drove our tilts into riskier assets, which consisted of an underweight to U.S. Fixed Income and overweight to the SIMT U.S. Large Cap Fund from March to July, and then an underweight to Short-Duration Government and an overweight to High Yield from July until December.

The Defensive Strategy Fund’s performance was roughly in line with its benchmark. Multi-Asset Capital Stability and Short-Duration Government underperformed the Defensive Strategy Fund’s benchmark, U.S. Fixed Income and Real Return were roughly in line, and all other Funds outperformed, most notably High Yield and U.S. Managed Volatility.

The Defensive Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although

SEI Insurance Products Trust / Annual Report / December 31, 2016	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Defensive Strategy Fund (Concluded)

performance trailed that of the primary benchmark, the Defensive Strategy Fund’s overall performance was in line with our expectations for the Defensive Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date
VP Defensive Strategy Fund, Class II	2.36%	1.18%	1.32%
VP Defensive Strategy Fund, Class III	2.10%	0.92%	1.05%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.84%
S&P 500 Index	11.96%	8.87%	11.31%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.33%	0.14%	0.14%

Comparison of Change in the Value of a $10,000 Investment in the VP Defensive Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index.

1	For the period ended December 31, 2016. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

6	SEI Insurance Products Trust / Annual Report / December 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Conservative Strategy Fund

I. Objective

The SIPT VP Conservative Strategy Fund (the “Conservative Strategy Fund”) seeks to manage risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Conservative Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Conservative Strategy Fund’s assets in a way that it believes will achieve the Conservative Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Conservative Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2016, the Conservative Strategy Fund’s Class III shares returned 3.76%. The Conservative Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%.

IV. Fund Attribution

Most underlying Funds produced positive returns after recovering from a rough start to 2016 caused by concerns over China and the global energy sector. Risky assets gained an additional tailwind following the surprise election of Donald Trump on hopes for business-friendly policy measures.

The SIMT High Yield Bond Fund was the largest contributor As addressed in the shareholder letter, high yield was up substantially; a massive recovery in the energy sector led the rally, thanks to oil prices finding a bottom early in the year and drifting higher over the rest of the year.

The SIMT U.S. and Global Managed Volatility Funds both contributed significantly. Lower volatility or stability stocks underperformed riskier and more cyclical areas of the stock market, but still performed well. U.S.

outperformed global as U.S. equities enjoyed a stronger tailwind during the year.

Despite a difficult year for some income-oriented assets, the SIMT Multi-Asset Income Fund performed well thanks to an underweight to duration (a measure of price sensitivity to interest-rate changes), allocations to floating-rate assets like collateralized-loan obligations, asset-backed securities and bank loans, a small exposure to high yield, and tactical positioning in emerging-market debt.

The SIMT Multi-Asset Inflation Fund contributed due to a rally in commodities during 2016. The SIMT Real Return, U.S. Fixed Income and SDIT Short-Duration Government Funds contributed. Despite a rough second half of the year for fixed income, all three Funds managed to produce positive returns for the full year.

The SIMT Multi-Asset Capital Stability Fund struggled in the fourth quarter due to its duration and investment-grade fixed-income exposures, but still produced positive returns for the full year, thanks in part to exposures to credit and equity.

The SIT Emerging Markets Debt Fund also contended with two bouts of risk aversion in the early and middle parts of the year, as well as with concerns about the incoming Trump administration’s potential trade policies, but still produced positive full-year returns.

The SIMT Enhanced Income Fund, which was removed from the Conservative Strategy Fund during the year, also contributed.

The only detractor was the SIMT Multi-Asset Accumulation Fund, which was added to the Conservative Strategy Fund in November. The Fund’s investment-grade bond holdings performed poorly in November, as interest rates rose sharply following the election of Donald Trump; although the Conservative Strategy Fund made up most of those losses in December.

Our tactical tilts all contributed to performance during the year. We initiated a short position in the euro and long position in the U.S. dollar in August 2015, implemented via currency forwards, based on our expectation that central-bank policies will continue to diverge between the two currency areas, as well as unresolved financial and political risks in the euro area; the position was expanded in early 2016 and maintained through the end of the year. Our view that risk aversion was overdone in early- mid-2016 drove our tilts into riskier assets, which consisted of an underweight to U.S. Fixed Income and overweight to the SIMT U.S. Large

SEI Insurance Products Trust / Annual Report / December 31, 2016	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Conservative Strategy Fund (Concluded)

Cap Fund from March to July, and then an underweight to the Short-Duration Government and an overweight to High Yield from July until December.

The Conservative Strategy Fund outperformed its benchmark. Multi-Asset Capital Stability, Ultra-Short Duration and Short-Duration Government underperformed the Conservative Strategy Fund’s benchmark, given the shorter-term nature of their strategies. Enhanced Income, held in the Conservative Strategy Fund from January to October, underperformed the benchmark, as did Multi-Asset Accumulation, which was held starting in November; the SIMT Conservative Income Fund, held by the Conservative Strategy Fund beginning in May, outperformed. U.S. Fixed Income and Real Return were roughly in line, while all other Funds outperformed, most notably High Yield and U.S. Managed Volatility.

The Conservative Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Conservative Strategy Fund’s overall performance was in line with our expectations for the Conservative Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date
VP Conservative Strategy Fund, Class II	3.90%	2.33%	2.62%
VP Conservative Strategy Fund, Class III	3.76%	2.08%	2.38%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.84%
S&P 500 Index	11.96%	8.87%	11.31%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.33%	0.14%	0.14%

Comparison of Change in the Value of a $10,000 Investment in the VP Conservative Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index.

1	For the period ended December 31, 2016. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

8	SEI Insurance Products Trust / Annual Report / December 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Moderate Strategy Fund

I. Objective

The SIPT VP Moderate Strategy Fund (the “Moderate Strategy Fund”) seeks to provide capital appreciation while managing the risk of loss.

II. Investment Approach

The Moderate Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Moderate Strategy Fund’s assets in a way that it believes will achieve the Moderate Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Moderate Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2016, the Moderate Strategy Fund’s Class III shares returned 6.00%. The Moderate Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%.

IV. Fund Attribution

All underlying Funds produced positive returns after recovering from a rough start to 2016 caused by concerns over China and the global energy sector. Risky assets gained an additional tailwind following the surprise election of Donald Trump on hopes for business-friendly policy measures.

The SIMT High Yield Bond Fund was the largest contributor. As addressed in the shareholder letter, high yield was up substantially; a massive recovery in the energy sector led the rally, thanks to oil prices finding a bottom early in the year and drifting higher over the rest of the year. The SIMT U.S. and Global Managed Volatility Funds both contributed significantly. Lower volatility or stability stocks underperformed riskier and more cyclical areas of the stock market but still performed well. U.S. outperformed global as U.S. equities enjoyed a stronger tailwind during the year.

The SIMT Multi-Asset Accumulation Fund contributed notably; while it endured negative returns late in the year due to rising interest rates, it rebounded in December and performed well for the full year, thanks to equity and commodity holdings.

The SIMT Multi-Asset Income Fund performed well thanks to an underweight to duration (a measure of price sensitivity to interest-rate changes), allocations to floating-rate assets like collateralized-loan obligations, asset-backed securities and bank loans, a small exposure to high yield, and tactical positioning in emerging-market debt.

The SIT Emerging Markets Debt Fund contended with two bouts of risk aversion in the early and middle parts of the year as well as with concerns about the incoming Trump administration’s potential trade policies, but still produced positive full-year returns.

The SIMT U.S. Large Cap Fund contributed as riskier assets (such as equities) performed well over the full year. A rally in commodities boosted performance of the SIMT Multi-Asset Inflation Fund.

Despite a rough second half of the year for fixed income, the SIMT Real Return Fund contributed, followed by the SDIT Short-Duration Government, SIMT Multi-Asset Capital Stability, SIMT Enhanced Income (which was removed from the Moderate Strategy Fund late in the year), and SIMT U.S. Fixed Funds.

We initiated a short position in the euro and long position in the U.S. dollar in August 2015, implemented via currency forwards, based on our expectation that central-bank policies will continue to diverge between the two currency areas, as well as unresolved financial and political risks in the euro area; the position was expanded in early 2016 and maintained through the end of the year. Our view that risk aversion was overdone in early- mid-2016 drove our tilts into riskier assets, which consisted of an underweight to U.S. Fixed Income and overweight to the SIMT U.S. Large Cap Fund from March to July, and then an underweight to the Short-Duration Government and an overweight to High Yield from July until December.

The Moderate Strategy Fund outperformed its benchmark. Multi-Asset Capital Stability, SDIT Ultra Short Duration Fund and Short-Duration Government underperformed the Moderate Strategy Fund’s benchmark, given the shorter-term nature of their strategies. Enhanced Income, held in the Moderate Strategy Fund from January to October, underperformed the benchmark. U.S. Fixed Income and Real Return were

SEI Insurance Products Trust / Annual Report / December 31, 2016	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Moderate Strategy Fund (Concluded)

roughly in line, while all other Funds outperformed, most notably High Yield and U.S. Managed Volatility.

The Moderate Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Moderate Strategy Fund’s overall performance was in line with our expectations for the Moderate Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date
VP Moderate Strategy Fund, Class II	6.24%	3.48%	3.92%
VP Moderate Strategy Fund, Class III	6.00%	3.22%	3.64%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.84%
S&P 500 Index	11.96%	8.87%	11.31%
MSCI EAFE Index	1.00%	-1.60%	-0.09%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.33%	0.14%	0.14%

Comparison of Change in the Value of a $10,000 Investment in the VP Moderate Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index and BofA Merrill Lynch 3-Month U.S. Treasury Bills Index.

1	For the period ended December 31, 2016. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

10	SEI Insurance Products Trust / Annual Report / December 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Market Plus Strategy Fund

I. Objective

The SIPT VP Market Plus Strategy Fund (the “Market Plus Strategy Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Market Plus Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Market Plus Strategy Fund’s assets in a way that it believes will achieve the Market Plus Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Market Plus Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2016, the Market Plus Strategy Fund’s Class III shares returned 8.16%. The Market Plus Strategy Fund’s primary broad-based benchmark, the S&P 500 Index, returned 11.96%.

IV. Fund Attribution

All but one underlying Fund produced positive returns as markets recovered from a rough start to 2016 caused by concerns over China and the global energy sector.

U.S. equities contributed substantially, led by the SIMT U.S. Large Cap Fund, as riskier assets such as equities performed well over the full year, and enjoyed a second wind following Trump’s election on hopes for business-friendly policy measures.

The SIMT Multi-Asset Accumulation Fund contributed significantly; while it endured negative returns late in the year due to rising interest rates, it rebounded in December and performed well for the full year, thanks to equity and commodity holdings.

The SIMT High Yield Bond Fund was also a significant contributor. As addressed in the shareholder letter, high yield was up substantially; a massive recovery in the energy sector led the rally, thanks to oil prices finding a bottom early in the year and drifting higher over the rest of the year. The SIT Emerging Markets Equity Fund also contributed.

The SIT Emerging Markets Debt Fund contended with two bouts of risk aversion in the early and middle parts of the year, and by concerns about the incoming Trump administration’s potential trade policies; although it still produced positive full-year returns and contributed to the Market Plus Strategy Fund’s full-year return.

The SIMT Dynamic Asset Allocation Fund contributed, thanks to its underlying exposure to U.S. equities and successful trades in U.S. inflation breakevens (which are financial instruments whose values are dependent upon a specified inflation benchmark, such as consumer price inflation), Japanese equities, the U.S. dollar against the euro, and the Indian rupee against the Korean won.

The SIMT U.S. Fixed Income Fund, which was added to the Market Plus Strategy Fund late in the year, detracted, as investment-grade fixed income faced challenging headwinds in November before partially rebounding in December.

The Market Plus Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Market Plus Strategy Fund’s overall performance was in line with our expectations for the Market Plus Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
VP Market Plus Strategy Fund, Class II	8.40%	3.02%	4.36%
VP Market Plus Strategy Fund, Class III	8.16%	2.75%	4.10%
S&P 500 Index	11.96%	8.87%	11.31%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.84%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.33%	0.14%	0.14%

SEI Insurance Products Trust / Annual Report / December 31, 2016	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Market Plus Strategy Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the VP Market Plus Strategy, Class II and Class III, versus the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index.

1	For the period ended December 31, 2016. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

12	SEI Insurance Products Trust / Annual Report / December 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Balanced Strategy Fund

I. Objective

The SIPT VP Balanced Strategy Fund (the “Balanced Strategy Fund”) seeks capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Balanced Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Balanced Strategy Fund’s assets in a way that it believes will achieve the Balanced Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Balanced Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2016, the Balanced Strategy Fund’s Class III shares returned 6.90%. The Balanced Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%.

IV. Fund Attribution

All underlying Funds produced positive returns after recovering from a rough start to 2016 caused by concerns over China and the global energy sector. Risky assets gained an additional tailwind following the surprise election of Donald Trump on hopes for business-friendly policy measures.

The SIMT Multi-Asset Accumulation Fund contributed the most; while it endured negative returns late in the year due to rising interest rates, it rebounded in December and performed well for the full year, thanks to equity and commodity holdings.

The SIMT High Yield Bond Fund was also a significant contributor. As addressed in the shareholder letter, high yield was up substantially; a massive recovery in the energy sector led the rally, thanks to oil prices finding a bottom early in the year and drifting higher over the rest of the year. The SIMT U.S. Large Cap and Small

Cap Funds contributed as riskier assets such as equities performed well over the full year.

The SIT Emerging Markets Debt Fund contended with two bouts of risk aversion in the early and middle parts of the year and by concerns about the incoming Trump administration’s potential trade policies, but still produced positive full-year returns and contributed to the Balanced Strategy Fund’s full-year return. The SIT Emerging Markets Equity Fund also contributed to a lesser extent, given its lower weight in the Balanced Strategy Fund.

The SIMT Dynamic Asset Allocation Fund contributed, thanks to its underlying exposure to U.S. equities and successful trades in U.S. inflation breakevens (which are financial instruments whose values are dependent upon a specified inflation benchmark, such as consumer price inflation), Japanese equities, the U.S. dollar against the euro, and the Indian rupee against the Korean won.

Despite a rough second half of the year for fixed income, the SIMT U.S. Fixed Income Fund contributed.

The SIMT Multi-Asset Inflation Fund contributed, thanks to a rally in commodities during 2016.

The SIMT Multi-Asset Income Fund performed well thanks to an underweight to duration (a measure of price sensitivity to interest-rate changes), allocations to floating-rate assets like collateralized-loan obligations, asset-backed securities and bank loans, a small exposure to high yield, and tactical positioning in emerging-market debt.

The Balanced Strategy Fund outperformed its benchmark. The SIT International Equity Fund underperformed the Balanced Strategy Fund’s benchmark, as riskier assets outside the U.S. did not enjoy the same tailwinds as U.S. assets. U.S. Fixed Income and Multi-Asset Inflation were roughly in line, while all other Funds outperformed, most notably Multi-Asset Accumulation, High Yield and U.S. Large Cap.

The Balanced Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Balanced Strategy Fund’s overall performance was in line with our expectations for the Balanced Strategy Fund’s asset allocation.

SEI Insurance Products Trust / Annual Report / December 31, 2016	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Balanced Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
VP Balanced Strategy Fund, Class II	7.15%	2.60%	3.22%
VP Balanced Strategy Fund, Class III	6.90%	2.38%	2.98%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.48%
S&P 500 Index	11.96%	8.87%	11.31%
MSCI EAFE Index	1.00%	-1.60%	-0.09%

Comparison of Change in the Value of a $10,000 Investment in the VP Balanced Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the MSCI EAFE Index.

1	For the period ended December 31, 2016. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

14	SEI Insurance Products Trust / Annual Report / December 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Market Growth Strategy Fund

I. Objective

The SIPT VP Market Growth Strategy Fund (the “Market Growth Strategy Fund”) seeks capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Market Growth Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Market Growth Strategy Fund’s assets in a way that it believes will achieve the Market Growth Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Market Growth Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2016, the Market Growth Strategy Fund’s Class III shares returned 7.44%. The Market Growth Strategy Fund’s primary broad-based benchmark, the S&P 500 Index, returned 11.96%.

IV. Fund Attribution

All underlying Funds produced positive returns after recovering from a rought start to 2016 caused by concerns over China and the global energy sector. Risky assets gained an additional tailwind following the surprise election of Donald Trump on hopes for business-friendly policy measures.

The SIMT Multi-Asset Accumulation Fund contributed the most; while it endured negative returns late in the year due to rising interest rates, it rebounded in December and performed well for the full year, thanks to equity and commodity holdings.

The SIMT U.S. Large Cap and Small Cap Funds contributed as riskier assets such as equities performed well over the full year.

The SIMT High Yield Bond Fund was also a significant contributor. High yield was up substantially as the shareholder letter addressed, led by a massive recovery in the energy sector, thanks to oil prices finding a bottom early in the year and drifting higher over the rest of the year.

The SIT Emerging Markets Debt Fund was also challenged during two bouts of risk aversion in the early and middle parts of the year, and by initial concerns about the incoming Trump administration’s potential trade policies, but still produced positive full-year returns and contributed meaningfully to the Balanced Strategy Fund’s full-year return. The SIT Emerging Markets Equity Fund also contributed, although to a lesser extent given its lower weight in the Market Growth Strategy Fund.

The SIMT Dynamic Asset Allocation Fund contributed, thanks to its underlying exposure to U.S. equities and successful trades in U.S. inflation breakevens (which are financial instruments whose values are dependent upon a specified inflation benchmark, such as consumer price inflation), Japanese equities, the U.S. dollar against the euro, and the Indian rupee against the Korean won.

The SIMT Multi-Asset Inflation Fund contributed, thanks to a rally in commodities during 2016. The SIMT Multi-Asset Income Fund performed well thanks to an underweight to duration (a measure of price sensitivity to interest-rate changes), allocations to floating-rate assets like collateralized-loan obligations, asset-backed securities and bank loans, a small exposure to high yield, and tactical positioning in emerging-market debt. Despite a rough second half of the year for fixed income, the SIMT U.S. Fixed Income Fund also contributed.

The Market Growth Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Market Growth Strategy Fund’s overall performance was in line with our expectations for the Market Growth Strategy Fund’s asset allocation.

SEI Insurance Products Trust / Annual Report / December 31, 2016	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2016 (Unaudited)

VP Market Growth Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
VP Market Growth Strategy Fund, Class II	7.72%	2.71%	3.75%
VP Market Growth Strategy Fund, Class III	7.44%	2.43%	3.28%
S&P 500 Index	11.96%	8.87%	11.31%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.84%
MSCI EAFE Index	1.00%	-1.60%	-0.09%

Comparison of Change in the Value of a $10,000 Investment in the VP Market Growth Strategy, Class II and Class III, versus the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index.

1	For the period ended December 31, 2016. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

16	SEI Insurance Products Trust / Annual Report / December 31, 2016

SCHEDULE OF INVESTMENTS

December 31, 2016

VP Defensive Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.3%

Fixed Income Funds — 56.2%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	50,543	$528
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	26,973	270
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,908	13
SEI Institutional Managed Trust Real Return Fund, Cl Y	8,917	90
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	10,827	109

Total Fixed Income Funds (Cost $1,012) ($ Thousands)		1,010

Multi-Asset Funds — 30.1%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	36,025	360
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	8,526	90
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	10,346	90

Total Multi-Asset Funds (Cost $533) ($ Thousands)		540

Equity Funds — 9.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	8,307	90
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	4,190	71

Total Equity Funds (Cost $155) ($ Thousands)		161

Money Market Fund — 5.0%
SEI Daily Income Trust Government Fund, Cl A, 0.320%**	89,875	90

Total Money Market Fund (Cost $90) ($ Thousands)		90

Total Investments — 100.3% (Cost $1,790) ($ Thousands)		$1,801

A list of open forward foreign currency contracts held by the Fund at December 31, 2016 is as follows:

Settlement Date	Currency to Deliver (Thousands)	Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

01/31/17	EUR 13	USD 13	$—

$—

A list of the counterparties for the open forward foreign currency contracts held by the Fund at December 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

Brown Brothers Harriman	$(13)	$13	$—

			$—

For the year ended December 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,796 ($ Thousands).

**	Rate shown is the 7-day effective yield as of December 31, 2016.

Cl — Class

EUR — Euro

USD — United States Dollar

The following is a list of the inputs used as of December 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$1,801	$—	$—	$1,801

Total Investments in Securities	$1,801	$—	$—	$1,801

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts *
Unrealized Appreciation	$—	$—	$—	$—
Unrealized Depreciation	—	—	—	—

Total Other Financial Instruments	$—	$—	$—	$—

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

As of December 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Insurance Products Trust / Annual Report / December 31, 2016	17

SCHEDULE OF INVESTMENTS

December 31, 2016

VP Defensive Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the year ended December 31, 2016 ($ Thousands):

Security Description	Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2016	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, CI Y	$332	$657	$(460)	$—	$(1)	$528	$5
SEI Daily Income Trust Ultra Short Duration Bond Fund, CI Y	38	60	(98)	—	—	—	—
SEI Institutional Managed Trust Conservative Income Fund, CI Y	—	452	(182)	—	—	270	1
SEI Institutional Managed Trust High Yield Bond Fund, CI Y	39	77	(108)	—	5	13	3
SEI Institutional Managed Trust Real Return Fund, CI Y	77	130	(119)	—	2	90	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, CI Y	76	141	(106)	(1)	(1)	109	3
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, CI Y	255	448	(343)	(5)	5	360	1
SEI Institutional Managed Trust Multi-Asset Income Fund, CI Y	64	114	(92)	(3)	7	90	4
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CI Y	64	115	(91)	(2)	4	90	1
SEI Institutional Managed Trust Global Managed Volatility Fund, CI Y	39	118	(66)	(2)	1	90	3
SEI Institutional Managed Trust Large Capital Fund, CI Y	—	12	(12)	—	—	—	—
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CI Y	39	94	(66)	(3)	7	71	1
SEI Daily Income Trust Government Fund, CI A	—	151	(61)	—	—	90	—
SEI Liquid Asset Trust Prime Obligation Fund, CI Y	255	243	(498)	—	—	—	—

Totals	$1,278	$2,812	$(2,302)	$(16)	$29	$1,801	$22

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

18	SEI Insurance Products Trust / Annual Report / December 31, 2016

SCHEDULE OF INVESTMENTS

December 31, 2016

VP Conservative Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.3%

Fixed Income Funds — 51.2%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	191,483	$1,999
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	60,239	561
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	44,918	422
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	140,195	1,402
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	74,040	529
SEI Institutional Managed Trust Real Return Fund, Cl Y	55,407	561
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	167,965	1,688

Total Fixed Income Funds (Cost $7,186) ($ Thousands)		7,162

Multi-Asset Funds — 31.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	45,423	422
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	238,618	2,384
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	79,679	841
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	80,170	702

Total Multi-Asset Funds (Cost $4,367) ($ Thousands)		4,349

Equity Funds — 18.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	142,781	1,542
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	57,715	980

Total Equity Funds (Cost $2,497) ($ Thousands)		2,522

Total Investments — 100.3% (Cost $14,050) ($ Thousands)		$14,033

A list of the open forward foreign currency contracts held by the Fund at December 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)	Currency To Receive (Thousands)	Unrealized (Depreciation) ($ Thousands)

01/31/17	EUR 101	USD 105	$(1)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at December 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized (Depreciation) ($ Thousands)

Brown Brothers Harriman	$(106)	$105	$(1)

For the year ended December 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $13,993 ($ Thousands).

CI — Class

EUR — Euro

USD — U.S. Dollar

The following is a list of the inputs used as of December 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$14,033	$—	$—	$14,033

Total Investments in Securities	$14,033	$—	$—	$14,033

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts *
Unrealized Depreciation	$—	$(1)	$—	$(1)

Total Other Financial Instruments	$—	$(1)	$—	$(1)

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

As of December 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Insurance Products Trust / Annual Report / December 31, 2016	19

SCHEDULE OF INVESTMENTS

December 31, 2016

VP Conservative Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the year ended December 31, 2016 ($ Thousands):

Security Description	Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2016	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, CI Y	$1,371	$1,544	$(913)	$(2)	$(1)	$1,999	$19
SEI Daily Income Trust Ultra Short Duration Bond Fund, CI Y	528	459	(428)	(1)	3	561	7
SEI Institutional International Trust Emerging Markets Debt Fund, CI Y	210	368	(161)	(8)	13	422	8
SEI Institutional Managed Trust Conservative Income Fund, CI Y	—	2,877	(1,475)	—	—	1,402	4
SEI Institutional Managed Trust Enhanced Income Fund, CI Y	317	219	(541)	(2)	7	—	7
SEI Institutional Managed Trust High Yield Bond Fund, CI Y	636	621	(796)	(34)	102	529	46
SEI Institutional Managed Trust Real Return Fund, CI Y	634	512	(605)	2	18	561	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, CI Y	844	1,493	(601)	(7)	(41)	1,688	21
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, CI Y	1,582	1,743	(937)	(11)	7	2,384	7
SEI Institutional Managed Trust Multi-Asset Income Fund, CI Y	738	625	(566)	(16)	60	841	39
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CI Y	845	690	(861)	(25)	53	702	10
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, CI Y	—	505	(48)	(2)	(33)	422	5
SEI Institutional Managed Trust Global Managed Volatility Fund, CI Y	950	1,213	(615)	(10)	4	1,542	48
SEI Institutional Managed Trust Large Capital Fund, CI Y	—	81	(83)	2	—	—	—
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CI Y	840	743	(671)	(10)	78	980	18
SEI Liquid Asset Trust Prime Obligation Fund, CI Y	1,055	208	(1,263)	—	—	—	—

Totals	$10,550	$13,901	$(10,564)	$(124)	$270	$14,033	$239

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

20	SEI Insurance Products Trust / Annual Report / December 31, 2016

SCHEDULE OF INVESTMENTS

December 31, 2016

VP Moderate Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.3%

Fixed Income Funds — 36.2%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	85,976	$897
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl A	44,441	414
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	44,008	414
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	87,444	624
SEI Institutional Managed Trust Real Return Fund, Cl Y	40,854	414
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	220,260	2,214

Total Fixed Income Funds (Cost $4,987) ($ Thousands)		4,977

Multi-Asset Funds — 35.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	223,203	2,076
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	137,962	1,378
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	65,257	689
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	78,791	689

Total Multi-Asset Funds (Cost $4,917) ($ Thousands)		4,832

Equity Funds — 29.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	191,172	2,065
SEI Institutional Managed Trust Large Cap Fund, Cl Y	42,475	549
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	80,925	1,374

Total Equity Funds (Cost $3,902) ($ Thousands)		3,988

Total Investments — 100.3% (Cost $13,806) ($ Thousands)		$13,797

A list of the open forward foreign currency contracts held by the Fund at December 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)	Currency To Receive (Thousands)	Unrealized (Depreciation) ($ Thousands)

01/31/17	EUR 198	USD 206	$(3)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at December 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

Brown Brothers Harriman	$(209)	$206	$(3)

For the year ended December 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $13,756 ($ Thousands).

Cl — Class

EUR — Euro

USD — United States Dollar

The following is a list of the inputs used as of December 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$13,797	$—	$—	$13,797

Total Investments in Securities	$13,797	$—	$—	$13,797

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts *
Unrealized Depreciation	$—	$(3)	$—	$(3)

Total Other Financial Instruments	$—	$(3)	$—	$(3)

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

As of December 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Insurance Products Trust / Annual Report / December 31, 2016	21

SCHEDULE OF INVESTMENTS

December 31, 2016

VP Moderate Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the year ended December 31, 2016 ($ Thousands):

Security Description	Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2016	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, CI Y	$789	$496	$(389)	$—	$1	$897	$11
SEI Daily Income Trust Ultra Short Duration Bond Fund, CI Y	—	446	(31)	—	(1)	414	1
SEI Institutional International Trust Emerging Markets Debt Fund, CI Y	393	263	(288)	(11)	57	414	7
SEI Institutional Managed Trust Enhanced Income Fund, CI Y	296	177	(478)	(2)	7	—	7
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	792	724	(987)	(42)	137	624	64
SEI Institutional Managed Trust Real Return Fund, Cl Y	592	364	(564)	3	19	414	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	888	1,758	(366)	(5)	(61)	2,214	25
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	981	1,557	(430)	(42)	10	2,076	21
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	986	670	(281)	(5)	8	1,378	5
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	493	328	(164)	(6)	38	689	29
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	986	622	(963)	(36)	80	689	10
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	1,373	1,218	(552)	(9)	35	2,065	65
SEI Institutional Managed Trust Large Cap Fund, Cl Y	293	480	(272)	(39)	87	549	6
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	976	762	(465)	(12)	113	1,374	23

Totals	$9,838	$9,865	$(6,230)	$(206)	$530	$13,797	$274

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

22	SEI Insurance Products Trust / Annual Report / December 31, 2016

SCHEDULE OF INVESTMENTS

December 31, 2016

VP Market Plus Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.3%

Equity Funds — 55.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	34,412	$328
SEI Institutional International Trust International Equity Fund, Cl Y	104,597	974
SEI Institutional Managed Trust Large Cap Fund, Cl Y	74,117	959
SEI Institutional Managed Trust Small Cap Fund, Cl Y	21,841	274

Total Equity Funds (Cost $2,438) ($ Thousands)		2,535

Fixed Income Funds — 25.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	29,501	277
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	34,108	365
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	39,037	279
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	23,120	232

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Total Fixed Income Funds (Cost $1,110) ($ Thousands)		$1,153

Multi-Asset Funds — 20.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	99,667	927

Total Multi-Asset Funds (Cost $969) ($ Thousands)		927

Total Investments — 100.3% (Cost $4,517) ($ Thousands)		$4,615

The following is a list of the inputs used as of December 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$4,615	$—	$—	$4,615

Total Investments in Securities	$4,615	$—	$—	$4,615

As of December 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Percentages are based on Net Assets of $4,602 ($ Thousands).

Cl — Class

The following is summary of the transactions with affiliates for the year ended December 31, 2016 ($ Thousands):

Security Description	Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2016	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$314	$108	$(134)	$(22)	$62	$328	$3
SEI Institutional International Trust International Equity Fund, Cl Y	727	514	(264)	(17)	14	974	13
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,218	331	(669)	(142)	221	959	15
SEI Institutional Managed Trust Small Cap Fund, Cl Y	270	91	(125)	(27)	65	274	1
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	360	100	(218)	(8)	43	277	5
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	362	88	(122)	(3)	40	365	4
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	363	110	(225)	(22)	53	279	22
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	—	258	(16)	—	(10)	232	1
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	900	361	(355)	(46)	67	927	10

Totals	$4,514	$1,961	$(2,128)	$(287)	$555	$4,615	$74

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2016	23

SCHEDULE OF INVESTMENTS

December 31, 2016

VP Balanced Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.3%

Fixed Income Funds — 40.2%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	42,900	$403
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	37,494	401
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	56,863	406
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	201,375	2,024

Total Fixed Income Funds (Cost $3,237) ($ Thousands)		3,234

Multi-Asset Funds — 33.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	173,506	1,614
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	38,182	403
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	73,736	645

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Total Multi-Asset Funds (Cost $2,777) ($ Thousands)		$2,662

Equity Funds — 27.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	25,650	245
SEI Institutional International Trust International Equity Fund, Cl Y	86,992	810
SEI Institutional Managed Trust Large Cap Fund, Cl Y	68,314	883
SEI Institutional Managed Trust Small Cap Fund, Cl Y	19,194	241

Total Equity Funds (Cost $2,152) ($ Thousands)		2,179

Total Investments — 100.3% (Cost $8,166) ($ Thousands)		$8,075

Percentages are based on Net Assets of $8,052 ($ Thousands).

Cl — Class

The following is a list of the inputs used as of December 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$8,075	$—	$—	$8,075

Total Investments in Securities	$8,075	$—	$—	$8,075

As of December 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2016 ($ Thousands):

Security Description	Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2016	Dividend Income
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	$393	$178	$(211)	$(3)	$46	$403	$7
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	280	141	(61)	—	41	401	4
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	508	233	(393)	(25)	83	406	38
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	1,126	1,092	(151)	(3)	(40)	2,024	31
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,123	636	(157)	(17)	29	1,614	17
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	168	251	(27)	(1)	12	403	11
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	563	294	(229)	(13)	30	645	9
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	169	98	(49)	(6)	33	245	3
SEI Institutional International Trust International Equity Fund, Cl Y	449	445	(83)	(8)	7	810	11
SEI Institutional Managed Trust Large Cap Fund, Cl Y	669	362	(219)	(46)	117	883	11
SEI Institutional Managed Trust Small Cap Fund, Cl Y	167	103	(63)	(8)	42	241	1

Totals	$5,615	$3,833	$(1,643)	$(130)	$400	$8,075	$143

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24	SEI Insurance Products Trust / Annual Report / December 31, 2016

SCHEDULE OF INVESTMENTS

December 31, 2016

VP Market Growth Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.3%

Equity Funds — 38.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	49,911	$476
SEI Institutional International Trust International Equity Fund, Cl Y	189,435	1,764
SEI Institutional Managed Trust Large Cap Fund, Cl Y	142,795	1,846
SEI Institutional Managed Trust Small Cap Fund, Cl Y	27,595	347

Total Equity Funds (Cost $4,402) ($ Thousands)		4,433

Multi-Asset Funds — 32.2%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	252,986	2,353
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	44,322	468
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	106,991	936

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Total Multi-Asset Funds (Cost $3,967) ($ Thousands)		$3,757

Fixed Income Funds — 30.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	62,405	587
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	64,771	692
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	82,583	590
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	164,321	1,651

Total Fixed Income Funds (Cost $3,508) ($ Thousands)		3,520

Total Investments — 100.3% (Cost $11,877) ($ Thousands)		$11,710

The following is a list of the inputs used as of December 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$11,710	$—	$—	$11,710

Total Investments in Securities	$11,710	$—	$—	$11,710

Percentages are based on Net Assets of $11,677 ($ Thousands).

Cl — Class

As of December 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2016 ($ Thousands):

Security Description	Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2016	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$520	$183	$(300)	$(33)	$106	$476	$5
SEI Institutional International Trust International Equity Fund, Cl Y	1,150	956	(334)	(35)	27	1,764	24
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,883	588	(780)	(159)	314	1,846	24
SEI Institutional Managed Trust Small Cap Fund, Cl Y	417	156	(283)	(51)	108	347	1
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,091	788	(560)	(69)	103	2,353	24
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	210	316	(69)	(1)	12	468	13
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,049	316	(457)	(35)	63	936	13
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	733	203	(421)	(18)	90	587	11
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	627	181	(190)	—	74	692	8
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	844	223	(554)	(53)	130	590	54
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	948	1,034	(290)	(3)	(38)	1,651	22

Totals	$10,472	$4,944	$(4,238)	$(457)	$989	$11,710	$199

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2016	25

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

December 31, 2016

	VP Defensive Strategy Fund		VP Conservative Strategy Fund
Assets:
Investments in affiliated funds, at market value(1)	$1,801		$14,033
Cash	—		3
Income distribution receivable from affiliated funds	1		10
Receivable for fund shares sold	—		35
Receivable for investment securities sold	—		—
Receivable from administrator	—		3

Total Assets	1,802		14,084

Liabilities:
Payable for investment securities purchased	1		48
Distribution fees payable	—		3
Investment advisory fees payable	—		1
Shareholder servicing fees payable	—		3
Unrealized loss on forward foreign currency contracts	—		1
Accrued expenses	5		35

Total Liabilities	6		91

Net Assets	$1,796		$13,993

Cost of investments in affiliated funds	$1,790		$14,050

Net Assets:
Paid in Capital (unlimited authorization - no par value)	$1,802		$14,094
Undistributed net investment income	2		11
Accumulated net realized loss on investments and foreign currency	(19)		(94)
Net unrealized appreciation (depreciation) on investments	11		(17)
Net unrealized depreciation on forward foreign currency contracts	—		(1)

Net Assets	$1,796		$13,993

Net Asset Value, Offering and Redemption Price Per Share — Class II	$10.02		$10.18
	($1,592,883 ÷ 158,942 shares	)	($1,706,376 ÷ 167,545 shares )

Net Asset Value, Offering and Redemption Price Per Share — Class III	$10.01		$10.17
	($203,473 ÷ 20,328 shares	)	($12,286,339 ÷ 1,208,106 shares )

(1)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

26	SEI Insurance Products Trust / Annual Report / December 31, 2016

VP Moderate Strategy Fund	VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund

$13,797	$4,615		$8,075		$11,710
5	—		—		—
9	2		6		6
—	—		—		—
1	—		—		1
2	1		1		2

13,814	4,618		8,082		11,719

14	2		6		6
3	1		2		2
1	—		1		1
3	1		2		2
3	—		—		—
34	12		19		31

58	16		30		42

$13,756	$4,602		$8,052		$11,677

$13,806	$4,517		$8,166		$11,877

$13,852	$4,821		$8,275		$12,323
31	4		8		16
(114)	(321)		(140)		(495)
(9)	98		(91)		(167)
(4)	—		—		—

$13,756	$4,602		$8,052		$11,677

$10.23	$10.07		$10.04		$9.95
($1,525,629 ÷ 149,153 shares )	($905,460 ÷ 89,875 shares	)	($544,217 ÷ 54,202 shares	)	($2,126,548 ÷ 213,798 shares	)

$10.21	$10.06		$10.03		$9.93
($12,229,996 ÷ 1,197,932 shares )	($3,696,444 ÷ 367,299 shares	)	($7,507,793 ÷ 748,437 shares	)	($9,550,696 ÷ 962,229 shares	)

SEI Insurance Products Trust / Annual Report / December 31, 2016	27

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended December 31, 2016

	VP Defensive Strategy Fund	VP Conservative Strategy Fund
Investment Income:
Income distributions from affiliated funds	$22	$239

Expenses:
Shareholder servicing fees — Class II	4	5
Shareholder servicing fees — Class III	1	27
Administration fees	3	25
Investment advisory fees	2	13
Distribution fees — Class III	1	32
Professional fees	4	32
Printing fees	3	28
Custodian/Wire Agent fees	1	8
Pricing fees	—	2
Other expenses	—	2

Total Expenses	19	174

Less:
Reimbursement from administrator	(10)	(74)
Waiver of shareholder servicing fees — Class III	—	(1)
Waiver of distribution fees — Class III	—	(5)

Net Expenses	9	94

Net Investment Income	13	145

Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized loss from sales of affiliated funds	(16)	(124)
Net realized gain on foreign currency transactions	—	6
Capital gain distributions received from affiliated funds	8	149
Net change in unrealized appreciation from affiliated funds	29	270
Net change in unrealized depreciation on foreign currency transactions	—	(1)

Net Realized and Unrealized Gain from Affiliated Funds	21	300

Net Increase in Net Assets Resulting from Operations	$34	$445

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	SEI Insurance Products Trust / Annual Report / December 31, 2016

VP Moderate Strategy Fund	VP Market Plus Strategy Fund	VP Balanced Strategy Fund	VP Market Growth Strategy Fund

$274	$74	$143	$199

4	3	1	6
28	8	17	22
26	9	14	22
13	5	7	11
34	10	21	26
36	12	18	28
30	10	16	25
8	3	5	7
2	1	2	3
2	—	1	1

183	61	102	151

(72)	(25)	(35)	(59)
—	—	—	—
(6)	(2)	(3)	(4)

105	34	64	88

169	40	79	111

(206)	(287)	(130)	(457)
14	—	—	—
278	66	134	182
530	555	400	989
(4)	—	—	—

612	334	404	714

$781	$374	$483	$825

SEI Insurance Products Trust / Annual Report / December 31, 2016	29

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended December 31,

	VP Defensive Strategy Fund		VP Conservative Strategy Fund
	2016	2015	2016	2015
Operations:
Net investment income	$13	$8	$145	$114
Net realized loss from sales of affiliated funds	(16)	(11)	(124)	(71)
Net realized gain on foreign currency transactions	—	—	6	2
Capital gain distributions received from affiliated funds	8	8	149	90
Net change in unrealized appreciation (depreciation) from affiliated funds	29	(12)	270	(217)
Net change in unrealized depreciation on foreign currency translation	—	—	(1)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	34	(7)	445	(82)

Dividends and Distributions From:
Net Investment Income:
Class II	(14)	(10)	(28)	(24)
Class III	(1)	(2)	(172)	(125)
Net Realized Gains:
Class II	—	(3)	(6)	(8)
Class III	—	(1)	(28)	(53)

Total Dividends and Distributions	(15)	(16)	(234)	(210)

Capital Share Transactions (1)
Class II
Proceeds from shares issued	1,904	1,426	2,454	2,862
Reinvestment of dividends & distributions	14	13	34	32
Cost of shares redeemed	(1,399)	(818)	(2,411)	(1,868)

Increase (Decrease) in Net Assets Derived from Class II Transactions	519	621	77	1,026

Class III
Proceeds from shares issued	25	85	6,196	4,996
Reinvestment of dividends & distributions	1	3	200	178
Cost of shares redeemed	(44)	(12)	(3,228)	(1,183)

Increase (Decrease) in Net Assets Derived from Class III Transactions	(18)	76	3,168	3,991

Increase (Decrease) in Net Assets Derived From Capital Share Transactions	501	697	3,245	5,017

Net Increase in Net Assets	520	674	3,456	4,725

Net Assets:
Beginning of Year	1,276	602	10,537	5,812

End of Year	$1,796	$1,276	$13,993	$10,537

Undistributed Net Investment Income Included in Net Assets at End of Year	$2	$—	$11	$1

(1)	For Capital Share Transactions see Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	SEI Insurance Products Trust / Annual Report / December 31, 2016

VP Moderate Strategy Fund		VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund
2016	2015	2016	2015	2016	2015	2016	2015

$169	$127	$40	$22	$79	$40	$111	$69
(206)	(75)	(287)	(69)	(130)	(56)	(457)	(103)
14	12	—	11	—	9	—	30
278	155	66	215	134	170	182	419
530	(384)	555	(349)	400	(405)	989	(910)
(4)	—	—	(1)	—	—	—	(2)

781	(165)	374	(171)	483	(242)	825	(497)

(35)	(32)	(20)	(14)	(11)	(5)	(52)	(38)
(248)	(142)	(68)	(27)	(160)	(75)	(195)	(91)

(12)	(25)	(44)	(17)	(4)	(4)	(73)	(50)
(85)	(77)	(139)	(67)	(119)	(44)	(256)	(136)

(380)	(276)	(271)	(125)	(294)	(128)	(576)	(315)

846	848	209	805	324	554	363	617
48	57	63	31	16	9	124	88
(912)	(553)	(842)	(6)	(15)	(693)	(1,105)	(226)

(18)	352	(570)	830	325	(130)	(618)	479

5,714	5,025	933	1,676	2,363	3,605	2,420	4,088
334	219	207	94	279	119	451	227
(2,501)	(849)	(580)	(659)	(711)	(359)	(1,282)	(1,160)

3,547	4,395	560	1,111	1,931	3,365	1,589	3,155

3,529	4,747	(10)	1,941	2,256	3,235	971	3,634

3,930	4,306	93	1,645	2,445	2,865	1,220	2,822

9,826	5,520	4,509	2,864	5,607	2,742	10,457	7,635

$13,756	$9,826	$4,602	$4,509	$8,052	$5,607	$11,677	$10,457

$31	$11	$4	$12	$8	$9	$16	$34

SEI Insurance Products Trust / Annual Report / December 31, 2016	31

FINANCIAL HIGHLIGHTS

For the years or period ended December 31,

For Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate†
VP Defensive Strategy Fund
Class II
2016	$9.88	$0.08	$0.15	$0.23	$(0.09)	$—	$(0.09)	$10.02	2.36%	$1,593	0.52%	1.09%		0.79%		114%
2015	10.06	0.10	(0.13)	(0.03)	(0.10)	(0.05)	(0.15)	9.88	(0.27)	1,059	0.29	1.35		0.96		95
2014	10.07	0.07	0.07	0.14	(0.15)	—	(0.15)	10.06	1.47	456	0.28	5.32	#	0.70		126
2013‡	10.00	0.03	0.04	0.07	—	—	—	10.07	0.70	51	0.35	60.48	#	1.32	#	12
Class III
2016	$9.87	$0.05	$0.15	$0.20	$(0.06)	$—	$(0.06)	$10.01	2.10%	$203	0.76%	1.36%		0.49%		114%
2015	10.05	0.05	(0.10)	(0.05)	(0.08)	(0.05)	(0.13)	9.87	(0.50)	217	0.53	1.59		0.46		95
2014	10.06	0.09	0.02	0.11	(0.12)	—	(0.12)	10.05	1.17	146	0.53	14.02	#	0.90		126
2013‡	10.00	0.02	0.04	0.06	—	—	—	10.06	0.60	50	0.60	60.73	#	1.07	#	12
VP Conservative Strategy Fund
Class II
2016	$9.99	$0.13	$0.26	$0.39	$(0.17)	$(0.03)	$(0.20)	$10.18	3.90%	$1,707	0.54%	1.17%		1.28%		76%
2015	10.27	0.18	(0.20)	(0.02)	(0.18)	(0.08)	(0.26)	9.99	(0.26)	1,591	0.38	1.51		1.77		46
2014	10.14	0.15	0.19	0.34	(0.21)	—	(0.21)	10.27	3.40	614	0.25	3.12	#	1.43		40
2013‡	10.00	0.09	0.05	0.14	—	—	—	10.14	1.40	77	0.29	45.15	#	4.25	#	10
Class III
2016	$9.97	$0.12	$0.26	$0.38	$(0.15)	$(0.03)	$(0.18)	$10.17	3.76%	$12,286	0.78%	1.43%		1.13%		76%
2015	10.25	0.14	(0.19)	(0.05)	(0.15)	(0.08)	(0.23)	9.97	(0.49)	8,946	0.63	1.76		1.40		46
2014	10.14	0.16	0.14	0.30	(0.19)	—	(0.19)	10.25	3.00	5,198	0.50	3.10	#	1.58		40
2013‡	10.00	0.16	(0.02)^	0.14	—	—	—	10.14	1.40	375	0.54	31.31	#	7.32	#	10
VP Moderate Strategy Fund
Class II
2016	$9.93	$0.15	$0.47	$0.62	$(0.24)	$(0.08)	$(0.32)	$10.23	6.24%	$1,526	0.59%	1.20%		1.46%		48%
2015	10.37	0.15	(0.25)	(0.10)	(0.21)	(0.13)	(0.34)	9.93	(1.00)	1,495	0.48	1.52		1.48		24
2014	10.21	0.48	0.06	0.54	(0.36)	(0.02)	(0.38)	10.37	5.35	1,242	0.19	2.74	#	4.51		9
2013‡	10.00	0.05	0.16 ^	0.21	—	—	—	10.21	2.10	51	0.22	41.61	#	2.25	#	12
Class III
2016	$9.91	$0.13	$0.46	$0.59	$(0.21)	$(0.08)	$(0.29)	$10.21	6.00%	$12,230	0.85%	1.45%		1.29%		48%
2015	10.35	0.19	(0.31)	(0.12)	(0.19)	(0.13)	(0.32)	9.91	(1.23)	8,331	0.73	1.77		1.80		24
2014	10.20	0.24	0.27	0.51	(0.34)	(0.02)	(0.36)	10.35	5.04	4,278	0.44	3.18	#	2.31		9
2013‡	10.00	0.23	(0.03)^	0.20	—	—	—	10.20	2.00	389	0.47	25.87	#	10.69	#	12

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.
‡	For the period October 15, 2013 (commencement of operations) through December 31, 2013 all ratios have been annualized.
#	Ratio reflects the impact of the low level of average net assets and timing of subscriptions (unaudited).
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

32	SEI Insurance Products Trust / Annual Report / December 31, 2016

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate†
VP Market Plus Strategy Fund
Class II
2016	$9.88	$0.09	$0.74	$0.83	$(0.22)	$(0.42)	$(0.64)	$10.07	8.40%	$905	0.57%	1.17%		0.89%		43%
2015	10.61	0.10	(0.48)	(0.38)	(0.12)	(0.23)	(0.35)	9.88	(3.59)	1,450	0.45	1.57		0.98		31
2014	10.49	0.72	(0.24)	0.48	(0.33)	(0.03)	(0.36)	10.61	4.60	677	0.09	3.10	#	6.69		42
2013‡	10.00	0.06	0.43	0.49	—	—	—	10.49	4.90	61	0.13	51.09	#	2.89	#	2
Class III
2016	$9.87	$0.09	$0.71	$0.80	$(0.19)	$(0.42)	$(0.61)	$10.06	8.16%	$3,697	0.82%	1.42%		0.86%		43%
2015	10.60	0.05	(0.46)	(0.41)	(0.09)	(0.23)	(0.32)	9.87	(3.82)	3,059	0.70	1.80		0.51		31
2014	10.49	0.16	0.29	0.45	(0.31)	(0.03)	(0.34)	10.60	4.27	2,187	0.34	4.62	#	1.51		42
2013‡	10.00	0.07	0.42	0.49	—	—	—	10.49	4.90	361	0.38	47.50	#	3.42	#	2
VP Balanced Strategy Fund
Class II
2016	$9.75	$0.17	$0.52	$0.69	$(0.24)	$(0.16)	$(0.40)	$10.04	7.15%	$544	0.65%	1.17%		1.73%		23%
2015	10.35	0.05	(0.38)	(0.33)	(0.17)	(0.10)	(0.27)	9.75	(3.20)	215	0.52	1.48		0.50		31
2014	10.25	0.19	0.23	0.42	(0.31)	(0.01)	(0.32)	10.35	4.12	370	0.11	3.70	#	1.79		24
2013‡	10.00	0.04	0.21	0.25	—	—	—	10.25	2.50	51	0.16	57.43	#	2.06	#	8
Class III
2016	$9.74	$0.11	$0.56	$0.67	$(0.22)	$(0.16)	$(0.38)	$10.03	6.90%	$7,508	0.89%	1.43%		1.07%		23%
2015	10.34	0.10	(0.45)	(0.35)	(0.15)	(0.10)	(0.25)	9.74	(3.42)	5,392	0.77	1.80		0.93		31
2014	10.24	0.19	0.21	0.40	(0.29)	(0.01)	(0.30)	10.34	3.93	2,372	0.36	3.69	#	1.86		24
2013‡	10.00	0.04	0.20	0.24	—	—	—	10.24	2.40	74	0.41	58.08	#	1.94	#	8
VP Market Growth Strategy Fund
Class II
2016	$9.74	$0.10	$0.65	$0.75	$(0.24)	$(0.30)	$(0.54)	$9.95	7.72%	$2,126	0.59%	1.17%		1.06%		38%
2015	10.43	0.09	(0.45)	(0.36)	(0.14)	(0.19)	(0.33)	9.74	(3.43)	2,679	0.47	1.52		0.85		22
2014	10.33	0.39	0.04	0.43	(0.32)	(0.01)	(0.33)	10.43	4.16	2,405	0.11	2.71	#	3.64		26
2013‡	10.00	0.01	0.32	0.33	—	—	—	10.33	3.30	67	0.14	37.21	#	0.60	#	1
Class III
2016	$9.72	$0.10	$0.62	$0.72	$(0.21)	$(0.30)	$(0.51)	$9.93	7.44%	$9,551	0.85%	1.42%		0.98%		38%
2015	10.41	0.07	(0.45)	(0.38)	(0.12)	(0.19)	(0.31)	9.72	(3.67)	7,778	0.72	1.77		0.66		22
2014	10.32	0.12	0.28	0.40	(0.30)	(0.01)	(0.31)	10.41	3.85	5,230	0.36	2.98	#	1.14		26
2013‡	10.00	0.08	0.24	0.32	—	—	—	10.32	3.20	501	0.39	28.77	#	3.95	#	1

SEI Insurance Products Trust / Annual Report / December 31, 2016	33

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1. ORGANIZATION

SEI Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust under a certificate of trust dated June 21, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (“40 Act”), as an open-end investment company with six funds: VP Defensive Strategy Fund; VP Conservative Strategy Fund; VP Moderate Strategy Fund; VP Market Plus Strategy Fund; VP Balanced Strategy Fund; and VP Market Growth Strategy Fund (each a “Fund” and collectively, the “Funds”). Each Fund is predominantly a “fund of funds” and offers shareholders the opportunity to invest in shares of certain underlying affiliated investment companies (the “Underlying SEI Funds”), which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional International Trust and SEI Institutional Managed Trust. The Certificate of Trust permits the Trust to offer Class II and Class III shares in each Fund. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and principle investment strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) on the accrual basis of accounting. The Trustee has reviewed Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies Accounting Standards Codification (“ASC 946”), and concluded that the Fund meets the criteria of an “investment company,” and therefore, the Fund prepares its financial statements in accordance with investment company accounting as outlined in ASC 946.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended December 31, 2016, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded

34	SEI Insurance Products Trust / Annual Report / December 31, 2016

in the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts—To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of December 31, 2016, if applicable.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

Pursuant to Rule 12b-1 under the Investment Company Act, the Funds have adopted a distribution and shareholder services plan with respect to Class III Shares that allows Class III Shares to pay fees to service providers to compensate them for distribution services or shareholder services with respect to Class III Shares.

In addition, the Funds have adopted a shareholder services plan (the “Service Plan”) with respect to Class II and III Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares.

The Funds’ Distribution Agreement with SEI Investments Distribution Co (“SIDCo”) provides that distribution fees and shareholder service fees will be paid to SIDCo., which may then be used by SIDCo. to compensate insurance companies and other financial intermediaries for providing distribution or shareholder services with respect to Class II and III Shares as applicable.

Effective April 30, 2016, the Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until April 30, 2017, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense

SEI Insurance Products Trust / Annual Report / December 31, 2016	35

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/ or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The Adviser, Administrator and Distributor for the Trust serve in the same capacity for the underlying affiliated investment companies.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Administration Fees	Shareholder Servicing Fees	Distribution Fees*	Voluntary Expense Limitations	Contractual Expense Limitations
VP Defensive Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.53%	0.63%
Class III	0.10%	0.20%	0.25%	0.30%	0.78%	0.88%
VP Conservative Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.55%	0.65%
Class III	0.10%	0.20%	0.25%	0.30%	0.80%	0.90%
VP Moderate Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.62%	0.72%
Class III	0.10%	0.20%	0.25%	0.30%	0.87%	0.97%
VP Market Plus Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.59%	0.69%
Class III	0.10%	0.20%	0.25%	0.30%	0.84%	0.94%
VP Balanced Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.67%	0.77%
Class III	0.10%	0.20%	0.25%	0.30%	0.92%	1.02%
VP Market Growth Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.61%	0.71%
Class III	0.10%	0.20%	0.25%	0.30%	0.86%	0.96%

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

Interfund Lending — The Securities and Exchange Commission (“SEC”) has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of and for the year ended December 31, 2016, the Trust did not participate in the Program.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Adviser, the Administrator and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Adviser or the Administrator pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

36	SEI Insurance Products Trust / Annual Report / December 31, 2016

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	VP Defensive Strategy Fund		VP Conservative Strategy Fund		VP Moderate Strategy Fund
	2016	2015	2016	2015	2016	2015
Shares Issued and Redeemed:
Class II:
Shares issued	192	143	242	279	82	80
Shares issued in lieu of cash distributions	1	1	4	3	5	6
Shares redeemed	(141)	(82)	(237)	(183)	(89)	(55)

Total Class II Transactions	52	62	9	99	(2)	31

Class III:
Shares issued	3	9	609	487	569	488
Shares issued in lieu of cash distributions	—	—	20	18	31	22
Shares redeemed	(5)	(1)	(318)	(115)	(243)	(83)

Total Class III Transactions	(2)	8	311	390	357	427

Increase in Capital Shares	50	70	320	489	355	458

	VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund
	2016	2015	2016	2015	2016	2015
Shares Issued and Redeemed:
Class II:
Shares issued	21	81	32	52	37	57
Shares issued in lieu of cash distributions	6	3	1	1	13	9
Shares redeemed	(84)	(1)	(1)	(67)	(111)	(22)

Total Class II Transactions	(57)	83	32	(14)	(61)	44

Class III:
Shares issued	96	157	237	347	245	389
Shares issued in lieu of cash distributions	20	9	27	12	45	23
Shares redeemed	(59)	(62)	(70)	(34)	(129)	(114)

Total Class III Transactions	57	104	194	325	161	298

Increase in Capital Shares	—	187	226	311	100	342

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities other than short-term securities, during the year ended December 31, 2016, were as follows ($ Thousands):

Total
VP Defensive Strategy Fund
Purchases	$2,569
Sales	1,804
VP Conservative Strategy Fund
Purchases	13,693
Sales	9,301
VP Moderate Strategy Fund
Purchases	9,865
Sales	6,230

Total
VP Market Plus Strategy Fund
Purchases	$1,961
Sales	2,128
VP Balanced Strategy Fund
Purchases	3,833
Sales	1,643
VP Market Growth Strategy Fund
Purchases	4,944
Sales	4,238

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax

SEI Insurance Products Trust / Annual Report / December 31, 2016	37

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

years and has concluded that as of December 31, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or undistributed net investment income (loss), as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the years December 31, 2016 and December 31, 2015 were as follows ($ Thousands):

	Ordinary Income		Long- Term Capital Gains		Totals
	2016	2015	2016	2015	2016	2015
VP Defensive Strategy Fund	$15	$12	$—	$4	$15	$16
VP Conservative Strategy Fund	200	149	34	61	234	210
VP Moderate Strategy Fund	283	174	97	102	380	276
VP Market Plus Strategy Fund	89	41	182	84	271	125
VP Balanced Strategy Fund	170	80	124	48	294	128
VP Market Growth Strategy Fund	247	135	329	180	576	315

Accordingly, the following permanent differences, primarily attributable to the re-classification of short-term capital gains received from affiliated funds and foreign exchange gain/loss have been reclassified to/ from the following accounts as of December 31, 2016 ($ Thousands):

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in- Capital
VP Defensive Strategy Fund	$4	$(4)	$—
VP Conservative Strategy Fund	65	(65)	—
VP Moderate Strategy Fund	134	(134)	—
VP Market Plus Strategy Fund	40	(40)	—
VP Balanced Strategy Fund	91	(91)	—
VP Market Growth Strategy Fund	118	(118)	—

These reclassifications have no impact on net assets or net asset value per share.

As of December 31, 2016, the components of Accumulated Losses on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Other Temporary Differences	Unrealized (Depreciation)	Total Accumulated Losses
VP Defensive Strategy Fund	$4	$2	$—	$—	$(12)	$(6)
VP Conservative Strategy Fund	10	65	—	2	(178)	(101)
VP Moderate Strategy Fund	28	37	—	1	(164)	(96)
VP Market Plus Strategy Fund	4	—	(139)	—	(84)	(219)
VP Balanced Strategy Fund	10	—	(18)	—	(215)	(223)
VP Market Growth Strategy Fund	16	—	(124)	—	(538)	(646)

Amounts designated as “—” are $0 or have been rounded to $0.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under the previous law. Losses carried forward under these new provisions are as follows ($ Thousands):

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
VP Market Plus Strategy Fund	$12	$127	$139
VP Balanced Strategy Fund	5	13	18
VP Market Growth Strategy Fund	28	96	124

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2016, were as follows ($ Thousands):

38	SEI Insurance Products Trust / Annual Report / December 31, 2016

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
VP Defensive Strategy Fund	$1,813	$16	$(28)	$(12)
VP Conservative Strategy Fund	14,211	115	(293)	(178)
VP Moderate Strategy Fund	13,961	199	(363)	(164)
VP Market Plus Strategy Fund	4,699	149	(233)	(84)
VP Balanced Strategy Fund	8,290	78	(293)	(215)
VP Market Growth Strategy Fund	12,248	125	(663)	(538)

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

In the normal course of business, the Funds invest in underlying funds that are comprised of fixed income and equity securities in specific industries, and therefore, the Funds may be affected by events in these industries. Each Funds’ prospectus provides a description of concentration and risk associated with the different investments in the underlying affiliated investment companies.

The following descriptions provide additional information about some of the risks investing in the Funds:

Asset Allocation Risk — The risk that SIMC’s decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940, as amended (1940 Act), and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — As a result of the Fund’s and certain Underlying SEI Funds’ investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund or an Underlying SEI Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterpart to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that a small percentage of assets invested in a derivative can have a disproportionately larger impact on the Fund or an Underlying SEI Fund. Correlation risk is the risk that changes in the value of a derivative instrument may not correlate perfectly with changes in the value of the derivative instrument’s underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund or an Underlying SEI Fund would like, which may cause the Fund or the Underlying SEI Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s or the Underlying SEI Fund’s management or performance. The use of swaps and over-the-counter forward contracts and options is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or counterparty to a derivatives contract will default or otherwise become unable to honor its financial obligation to the Fund or the Underlying SEI Fund under the contract. Valuation risk is the risk that the derivative may be difficult to value. Each of the above risks could cause the Fund or an Underlying SEI

SEI Insurance Products Trust / Annual Report / December 31, 2016	39

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2016

Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s or an Underlying SEI Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s or an Underlying SEI Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

9. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. No further disclosures and/or adjustments were required to the financial statements through the date of issuance.

40	SEI Insurance Products Trust / Annual Report / December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

SEI Insurance Products Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Insurance Products Trust, comprised of the VP Defensive Strategy Fund, VP Conservative Strategy Fund, VP Moderate Strategy Fund, VP Market Plus Strategy Fund, VP Balanced Strategy Fund and VP Market Growth Strategy Fund (collectively the “Funds”), as of December 31, 2016, and the related statements of operations for the year then ended, changes in net assets for the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent of the underlying funds and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Insurance Products Trust as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 15, 2017

SEI Insurance Products Trust / Annual Report / December 31, 2016	41

TRUSTEES AND OFFICERS OF THE TRUST

The following chart lists Trustees and Officers as of December 31, 2016.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

42	SEI Insurance Products Trust / Annual Report / December 31, 2016

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Insurance Products Trust / Annual Report / December 31, 2016	43

TRUSTEES AND OFFICERS OF THE TRUST (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)

Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

44	SEI Insurance Products Trust / Annual Report / December 31, 2016

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DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2016

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from June 30, 2016 to December 31, 2016. The expense examples do not reflect expenses and charges which are, or may be imposed, under the investor’s variable contract issued by an insurance company.

The table on this page illustrates your fund’s costs in two ways:

•	Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•	Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratios	Expenses Paid During Period*
VP Defensive Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,001.20	0.53%	$2.67
Class III	1,000.00	1,000.40	0.78	3.92
Hypothetical 5% Return
Class II	$1,000.00	$1,022.47	0.53%	$2.69
Class III	1,000.00	1,021.22	0.78	3.96

VP Conservative Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,002.90	0.55%	$2.76
Class III	1,000.00	1,002.10	0.80	4.03
Hypothetical 5% Return
Class II	$1,000.00	$1,022.38	0.55%	$2.79
Class III	1,000.00	1,020.11	0.80	4.07

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratios	Expenses Paid During Period*
VP Moderate Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,006.90	0.62%	$3.13
Class III	1,000.00	1,005.10	0.87	4.39
Hypothetical 5% Return
Class II	$1,000.00	$1,022.02	0.62%	$3.15
Class III	1,000.00	1,020.76	0.87	4.42

VP Market Plus Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,046.90	0.59%	$3.03
Class III	1,000.00	1,045.20	0.84	4.32
Hypothetical 5% Return
Class II	$1,000.00	$1,022.17	0.59%	$3.00
Class III	1,000.00	1,020.91	0.84	4.27

48	SEI Insurance Products Trust / Annual Report / December 31, 2016

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratios	Expenses Paid During Period*
VP Balanced Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,019.30	0.10%	$0.50
Class III	1,000.00	1,017.50	0.76	3.85
Hypothetical 5% Return
Class II	$1,000.00	$1,022.65	0.10%	$0.50
Class III	1,000.00	1,021.32	0.76	3.86

VP Market Growth Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,030.20	0.61%	$3.11
Class III	1,000.00	1,029.10	0.86	4.39
Hypothetical 5% Return
Class II	$1,000.00	$1,022.07	0.61%	$3.10
Class III	1,000.00	1,020.81	0.86	4.37

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SEI Insurance Products Trust / Annual Report / December 31, 2016	49

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreement (Unaudited)

SEI Insurance Products Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by a Board of Trustees (each member, a “Trustee” and collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Advisory Agreement be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approval, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds a meeting each year to consider whether to renew the existing Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for this meeting, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance for the year ended December 31, 2015 compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indices.

At the March 28-30, 2016 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance

50	SEI Insurance Products Trust / Annual Report / December 31, 2016

information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates contractual and voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Insurance Products Trust / Annual Report / December 31, 2016	51

NOTICE TO SHAREHOLDERS

For shareholders who do not have a December 31, 2016, taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2016, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2016, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
VP Defensive Strategy Fund	3.24%	96.76%	100.00%	18.25%
VP Conservative Strategy Fund	14.49%	85.51%	100.00%	19.83%
VP Moderate Strategy Fund	25.68%	74.32%	100.00%	21.10%
VP Market Plus Strategy Fund	67.29%	32.71%	100.00%	26.40%
VP Balanced Strategy Fund	42.04%	57.96%	100.00%	12.33%
VP Market Growth Strategy Fund	57.12%	42.88%	100.00%	21.51%

	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
VP Defensive Strategy Fund	24.27%	9.35%	0.00%	0.00%
VP Conservative Strategy Fund	28.36%	5.72%	0.00%	0.00%
VP Moderate Strategy Fund	29.73%	4.49%	0.00%	0.00%
VP Market Plus Strategy Fund	47.23%	1.68%	0.00%	0.00%
VP Balanced Strategy Fund	21.56%	5.74%	0.00%	0.00%
VP Market Growth Strategy Fund	34.33%	4.63%	0.00%	0.00%

Items (A), (B) are based on the percentage of each Fund’s total distribution.

(1)	The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

52	SEI Insurance Products Trust / Annual Report / December 31, 2016

SEI INSURANCE PRODUCTS TRUST ANNUAL REPORT

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive P.O. Box 1100

Oaks, PA 19456

SEI-F-025 (12/16)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function, regardless of whether these individuals are employed by the registrant or a third party.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2016 and 2015 as follows:

		Fiscal Year 2016			Fiscal Year 2015
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,000	$0	N/A	$60,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$268,989	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	See Item 4 (g)(1) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2016	Fiscal 2015
Audit-Related Fees	0%	0%

Tax Fees	0%	0%

All Other Fees	0%	0%

(f)	Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2016 and 2015 were $268,989, and $240,350, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3d(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Insurance Products Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher,
President and CEO

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher,
President and CEO

Date: February 28, 2017

By:	/s/ James J. Hoffmayer
James J. Hoffmayer,
Controller & CFO

Date: February 28, 2017